                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by Registrant      X
                    ----------
Filed by a Party other than Registrant
                                      -------
Check the Appropriate box:

[   ]    Preliminary Proxy Statement                                [  ]     Confidential, for Use of the
                                                                             Commission Only (as permitted by Rule
                                                                             14a-6(e)(2))
[   ]    Definitive Proxy Statement

[ X ]    Definitive Additional Materials

[   ]    Soliciting Material Pursuant to Section  240.14a-11(c)
         or Section  240.14a-12

                                EFTC CORPORATION
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


[ X ]    No fee required

[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

         1)      Title of each class of securities to which transaction applies:

         2)      Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)      Proposed maximum aggregate value of transaction:

         5)      Total fee paid:

[   ]    Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

         1)  Amount Previously Paid:


         2)  Form Schedule or Registration Statement No.:


         3)  Filing Party:


         4)  Date Filed:

                                EFTC CORPORATION
                         9351 GRANT STREET, SIXTH FLOOR
                             DENVER, COLORADO 80229


             SUPPLEMENTAL NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  June 4, 1998


         You are cordially invited to attend the annual meeting of shareholders (the "Meeting") of EFTC Corporation (the "Company"), which will be held at the Company's headquarters, 9351 Grant Street, Sixth Floor, Denver, Colorado 80229 on June 4,1998 at 9:00 a.m., local time, for the following purposes:

1. To elect three Class I directors to serve until the 2001 annual meeting of shareholders, to elect two Class II directors to serve until the 1999 annual meeting of shareholders and to elect one Class III director to serve until the 2000 annual meeting of shareholders;

2. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Company for the fiscal year ending December 31, 1998; and

3. To approve an amendment to the Company's Equity Incentive Plan (the "Employee Plan") to increase the number of shares of the Company's Common Stock reserved for issuance thereunder from 1,995,000 to 4,495,000 (the "Employee Plan Amendment");

4. To transact such other business as may properly come before the Meeting.

         Shareholders of record at the close of business on April 13,1998 (the "Record Date") are entitled to vote at the meeting or any postponements or adjournments thereof. A list of such shareholders will be available for examination by any shareholder for any purposes germane to the meeting, during normal business hours, at the principal office of the Company, 9351 Grant Street, Sixth Floor, Denver, Colorado 80229, for a period of ten days prior to the meeting.

         The Company has previously mailed to its shareholders of record as of the Record Date the Company's proxy Statement, dated April 21, 1998, relating to the Meeting (the "Proxy Statement"). Subsequent to the mailing date of the Proxy Statement, the Company's Board of Directors determined that it is in the best interests of the Company to amend the Employee Plan to increase the number of shares of the Company's Common Stock reserved for issuance thereunder from 1,995,000 to 4,495,000. Accordingly, the Company is providing the enclosed Proxy Statement Supplement, which describes the Employee Plan Amendment and the material terms of the Employee Plan. Please review carefully the information set forth in the Proxy Statement Supplement, which should be read in conjunction with the Proxy Statement.

         Whether or not you intend to be present at the meeting in person, and even if you have already returned the proxy card provided with the Proxy Statement, we urge you to please mark, date and sign the enclosed BLUE proxy card and return it in the envelope provided for that purpose, which does not require postage if mailed in the United States.




                                             /s/ August P. Bruehlman
                                             -----------------------------------
                                             August P. Bruehlman
                                             Secretary
Denver, Colorado
April 29, 1998


                EVEN IF YOU HAVE ALREADY RETURNED THE PROXY CARD
                       PROVIDED WITH THE PROXY STATEMENT,
       YOU ARE URGED TO MARK, DATE AND SIGN THE ENCLOSED BLUE PROXY CARD
 AND RETURN IT PROMPTLY.  THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                       IMPORTANT--YOUR PROXY IS ENCLOSED

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE SIZE OF YOUR HOLDINGS. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON AND EVEN IF YOU HAVE ALREADY RETURNED THE PROXY CARD PROVIDED WITH THE PROXY STATEMENT , WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED BLUE PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY VOTE BY PROXY OR YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                                EFTC CORPORATION

                               _________________

                           PROXY STATEMENT SUPPLEMENT
                               _________________

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 4, 1998
                               _________________


         This Proxy Statement Supplement is furnished in connection with the solicitation by the Board of Directors of EFTC Corporation, a Colorado corporation (the "Company" or "EFTC"), of proxies for use at the annual meeting of shareholders of the Company (the "Meeting") to be held at the EFTC Corporate Headquarters, 9351 Grant Street, Sixth Floor, Denver, Colorado 80229 at 9:00 a.m., local time, on June 4, 1998, and at any postponement or adjournment thereof.

         This Proxy Statement Supplement amends and supplements, and should be read in conjunction with, the Company's Proxy Statement, dated April 21, 1998 relating to the Meeting (the "Proxy Statement"). An additional copy of the Proxy Statement will be provided free of charge to any shareholder upon request addressed to the Secretary of the Company at its executive offices. The Company's executive offices are located at 9351 Grant Street, Sixth Floor, Denver, Colorado 80229 (telephone (303) 451-8200). This Proxy Statement Supplement and the accompanying form of proxy are being first mailed to shareholders on or about April 29, 1998.

SHARES OUTSTANDING AND VOTING RIGHTS

         The Company's Board of Directors has fixed the close of business on April 13, 1998 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting. The only outstanding voting stock of the Company is its Common Stock, $.01 par value per share (the "Common Stock"), of which 13,649,676 shares were outstanding as of the close of business on the Record Date. Each share of outstanding Common Stock is entitled to one vote.

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum. With respect to election of directors, shareholders of the Company may vote in favor of the nominees, may withhold their vote for the nominees, or may withhold their vote as to specific nominees. Directors will be elected by a plurality of the votes of the holders of shares present in person or by proxy at the Meeting. A vote withheld for a nominee in the election of directors will be excluded entirely from the vote and will have no effect.

         Shareholders of the Company may vote in favor of or against the proposal to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors and the proposal to amend the Company's Equity Incentive Plan (the "Employee Plan") to increase the number of shares of the Company's Common Stock reserved for issuance thereunder from 1,995,000 to 4,495,000 (the "Employee Plan Amendment"). The affirmative vote of the majority of the shares of Common Stock represented at the Meeting will be required to ratify or approve a proposal. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such shareholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote shares held in street name on certain matters in the absence of instructions from the beneficial owner of the shares. The shares subject to any such proxy that are not being voted with respect to a particular proposal may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. (Shares not being voted as to a particular matter, and directions to "withhold authority" to vote for directors, will be considered as abstentions.) As a result, an abstention or broker non-vote will have no effect with respect to the election of directors, but will have the same effect as a vote against any other proposal.

         Votes cast in person or by proxy at the Meeting will be tabulated by the election inspectors appointed for the Meeting. The Company's transfer agent, American Securities Transfer & Trust, Inc., will act as inspector of election for the Meeting.

         Proxies properly executed and returned in a timely manner will be voted at the Meeting in accordance with the directions noted thereon. Any shareholder giving a proxy has the power to revoke it any time before it is voted, either by delivering to the Secretary of the Company a signed notice of revocation or a later dated signed proxy or by attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute the revocation of a proxy. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to the Company, Attention: Secretary, or hand delivered to the Secretary of the Company at the address of the Company's executive offices, at or before the vote to be taken at the Meeting.

         If no specific instructions are given with respect to the matters to be acted upon at the Meeting, shares of Common Stock represented by a properly executed BLUE proxy will be voted FOR (1) the election of all six nominees listed under the caption "Election of Directors" in the Proxy Statement, (2) the ratification of the appointment of KPMG Peat Marwick LLP to serve as independent auditors for the Company for the year ending December 31, 1998 as described in the Proxy Statement, and (3) the Employee Plan Amendment, as described herein. If no specific instructions are given with respect to the matters to be acted upon at the Meeting, any properly executed proxy that was provided initially with the Proxy Statement that is not superseded by a properly executed BLUE proxy will be voted FOR (1) the election of all six nominees listed under the caption "Election of Directors" in the Proxy Statement, and (2) the ratification of the appointment of KPMG Peat Marwick LLP to serve as independent auditors for the Company for the year ending December 31, 1998 as described in the Proxy Statement, and will be counted as non-votes or abstentions with respect to the Employee Plan Amendment. Consequently, it is important that you date, sign and return the enclosed BLUE proxy in the enclosed envelope even if you have previously returned the proxy that was provided initially with the Proxy Statement.

         The cost of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, officers and regular employees of the Company may solicit proxies by telephone, telegram or by personal interviews.
Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares held of record by them and will be reimbursed for their reasonable expenses.

                   DESCRIPTION OF THE EMPLOYEE PLAN AMENDMENT


         The Board of Directors of the Company has adopted an amendment to the Company's Equity Incentive Plan (the "Employee Plan") to increase the number of shares of Common Stock reserved for issuance under the Employee Plan from 1,995,000 to 4,495,000. Adoption of the amendment also requires the approval of the Company's shareholders.


REASONS FOR THE PROPOSED AMENDMENT

         Of the 1,995,000 shares of Common Stock currently subject to the Employee Plan, as of April 13, 1998, 364,550 shares remained available for use in future grants. The Board believes that it is in the best interests of the Company to increase the number of shares available for awards under the Employee Plan in order to take into account the addition of key employees as a result of the Company's recent growth and to further facilitate the achievement of the goals of the Employee Plan by providing additional shares for grants to induce new key employees to join the Company, for grants to additional existing key employees not previously participating in the Employee Plan or for additional grants to existing key employees who currently participate in the Employee Plan.

         The Board believes that the 364,550 shares of Common Stock available for further grants under the Employee Plan and the additional 2,500,000 shares of Common Stock that would be reserved upon adoption of the proposed amendment to the Employee Plan are reasonable to achieve the goals of the Employee Plan in light of the approximately 19.5 million shares of Common Stock that would be issued and outstanding on a fully diluted basis after adoption of the Employee Plan Amendment (assuming all outstanding options and all options available for issuance were exercised for Common Stock).

         The benefits or amounts that will be received by executive officers and employees under the Employee Plan are not determinable. The Company granted options to purchase 1,465,500 of Common Stock under the Employee Plan in 1997.


DESCRIPTION OF THE EMPLOYEE PLAN

         The Employee Plan provides for the grant of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock, stock units and other stock grants to key employees of the Company. Currently a maximum of 1,995,000 shares of Common Stock may be subject to awards under the Employee Plan; however, the Employee Plan Amendment would raise that number
to 4,495,000.   The number of shares is subject to adjustment on account of stock splits, stock dividends and other dilutive changes in the Common Stock. Shares of Common Stock covered by unexercised non-qualified or incentive stock options that expire, terminate or are canceled, together with shares of common stock that are surrendered upon exercise of stock appreciation rights, forfeited pursuant to a restricted stock grant or that are used to pay withholding taxes or the option exercise price, are available for option or grant under the Employee Plan.

         Participation. The Employee Plan provides that awards may be made to employees of the Company who are responsible for the Company's growth and profitability. The Company currently considers all employees to be eligible for grant of awards under the Employee Plan. As of April 24, 1998, the Company had 1,652 employees. Directors who are not employees are not eligible to participate in the Employee Plan.

         Administration. The Employee Plan is administered by the Company's Compensation Committee (the "Committee"). The Committee must be structured at all times so that it satisfies the "non-employee director" requirement of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and the similar requirement of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Committee has the sole discretion to determine the employees to whom awards may be granted under the Employee Plan and the manner in which such awards will vest. Options, stock appreciation rights, restricted stock and stock units are granted by the Committee to employees in such numbers and at such times during the term of the Employee Plan as the Committee shall determine, except that the maximum number of shares subject to one or more options that can be granted during the term of the Employee Plan to any employee is 300,000 shares of Common Stock. In granting options, stock appreciation rights, restricted stock and stock units, the Committee will take into account such factors as it may deem relevant in order to accomplish the Employee Plan's purposes, including one or more of the following: the extent to which performance goals have been met, the duties of the respective employees and their present and potential contributions to the Company's success.

         Exercise. The Committee determines the exercise price for each option; however, options must have an exercise price that is at least equal to the fair market value of the Common Stock on the date the option is granted (at least equal to 110% of fair market value in the case of an incentive stock option granted to an employee who owns Common Stock having more than 10% of the voting power of all of the Common Stock). An option holder may exercise an option by written notice and payment of the exercise price in (i) cash or certified funds, (ii) by the surrender of a number of shares of Common Stock already owned by the option holder for at least six months with a fair market value equal to the exercise price, or (iii) through a broker's transaction by directing the broker to sell all or a portion of the Common Stock to pay the exercise price or make a loan to the option holder to permit the option holder to pay the exercise price. Option holders who are subject to the withholding of federal and state income tax as a result of exercising an option may satisfy the income tax withholding obligation through the withholding of a portion of the Common Stock to be received upon exercise of the option. Options, stock appreciation rights, stock units and restricted stock awards granted under the Employee Plan are not transferable other than by will or by the laws of descent and distribution.

         Change in Control. All awards granted under the Employee Plan shall immediately vest upon any "change in control" of the Company. A "change in control" occurs if (i) 30% or more of the Company's voting stock is acquired by persons or entities without the approval of a majority of the Board unrelated to the acquiror or (ii) individuals who were members of the Board at the beginning of a 24-month period cease to make up at least two-thirds of the Board at any time during that period, unless the election of the new members was approved by a majority of the Board in office immediately prior to the 24-month period and of approved new members.

         Amendment and Termination. The Board may amend the Employee Plan in any respect at any time provided shareholder approval is obtained when necessary or desirable, but no amendment can impair any option, stock appreciation rights, awards or units previously granted or deprive an option holder, without his or her consent, of any Common Stock previously acquired. The Employee Plan will terminate on December 21, 2003 unless sooner terminated by the Board.

         Merger and Reorganization. Upon the occurrence of (i) the merger or consolidation of the Company (other than a merger or consolidation in which the Company is the continuing company and that does not result in any change in the outstanding shares of Common Stock), (ii) the sale of all or substantially all of the assets of the Company (other than a sale in which the Company continues as a holding company of an entity that conducts the business formerly conducted by the Company), or (iii) the dissolution or liquidation of the Company, all outstanding options will terminate automatically when the event occurs if the Company gives the option holders 30 days prior written notice of the event. Notice is not required for a merger or consolidation or for a sale if the Company, the successor, or the purchaser makes adequate provision for the assumption of the outstanding options or the substitution of new options on terms comparable to the outstanding options. When the notice is given, all outstanding options fully vest and can be exercised prior to the event.

         Federal Income Tax Consequences of Exercise of Options Under the Employee Plan. When a non-qualified stock option is granted, there are no income tax consequences for the option holder or the Company. When a non-qualified stock option is exercised, in general, the option holder recognizes compensation equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. If, however, the sale of the Common Stock at a profit would subject the option holder to liability under Section 16(b) of the Exchange Act ("Section 16(b)"), the option holder will recognize compensation income equal to the excess of (i) the fair market value of the Common Stock on the earlier of the date that is six months after the date of exercise or the date the option holder can sell the

Common Stock without Section 16(b) liability over (ii) the exercise price. The option holder can make an election under section 83(b) of the Code to measure the compensation as of the date the non-qualified option is exercised. The compensation recognized by an employee is subject to income tax withholding. The Company is entitled to a deduction equal to the compensation recognized by the option holder for the Company's taxable year that ends with or within the taxable year in which the option holder recognized the compensation, assuming the compensation amounts satisfy the ordinary and necessary and reasonable compensation requirements for deductibility, as well as the requirements of
Section 162(m) of the Code.

         When an incentive stock option is granted, there are no income tax consequences for the option holder or the Company. When an incentive option is exercised, the option holder does not recognize income and the Company does not receive a deduction. The option holder, however, must treat the excess of the fair market value of the Common Stock on the date of exercise over the exercise price as an item of adjustment for purposes of the alternative minimum tax. If the option holder makes a "disqualifying disposition" of the Common Stock (described below) in the same taxable year the incentive stock option was exercised, there are no alternative minimum tax consequences.

         If the option holder disposes of the Common Stock after the option holder has held the Common Stock for at least two years after the incentive stock option was granted and one year after the incentive stock option was exercised, the amount the option holder receives upon the disposition over the exercise price is treated as capital gain for the option holder. The Company is not entitled to a deduction. If the option holder makes a "disqualifying disposition" of the Common Stock by disposing of the Common Stock before it has been held for a least two years after the date the incentive option was granted and one year after the date the incentive option was exercised, the option holder recognizes compensation income equal to the excess of (i) the fair market value of the Common Stock on the date the incentive option was exercised or, if less, the amount received on the disposition over (ii) the exercise price. At present, the Company is not required to withhold income or other taxes. The Company is entitled to a deduction equal to the compensation recognized by the option holder for the Company's taxable year that ends with or within the taxable year in which the option holder recognized the compensation, assuming the compensation amounts satisfy the ordinary and necessary and reasonable compensation requirements for deductibility, as well as the requirements of Section 162(m) of the Code.

         Under Section 162(m) of the Code, the Company may be limited as to Federal income tax deductions to the extent that total annual compensation in excess of $1,000,000 is paid to the chief executive officer of the Company or any one of the other four highest paid executive officers who are employed by the Company on the last day of the taxable year. However, certain "performance-based compensation", the material terms of which are disclosed to and approved by the Company's shareholders, is not subject to this limitation on deductibility. The Company has structured the stock option portion of the Employee Plan with the intention that compensation resulting therefrom would be qualified performance- based compensation and would be deductible without regard to the limitations otherwise imposed by Section 162(m) of the Code. The Employee Plan allows the Committee discretion to award restricted stock and other stock-based awards that are intended to be qualified performance-based compensation. Bonuses and other compensation payable in stock under the Employee Plan are not intended to qualify as performance-based compensation.

         The Employee Plan provides that option holders are responsible for making appropriate arrangements with the Company to provide for any additional withholding amounts. Furthermore, the Company shall have no obligation to deliver shares of Common Stock upon the exercise of any options, stock appreciation rights, awards or units under the Employee Plan until all applicable federal, state and local income and other tax withholding requirements have been satisfied.


VOTE REQUIRED

         To be adopted, the Employee Plan Amendment must be approved by the holders of a majority of the voting power of the outstanding shares of Common Stock represented in person or by proxy and entitled to vote at the Meeting if a quorum is present.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE EMPLOYEE PLAN AMENDMENT.



                                 BY THE BOARD OF DIRECTORS




                                 /s/ August P. Bruehlman
                                 -----------------------------
                                 August P. Bruehlman
                                 Secretary

Denver, Colorado
April 29, 1998

                                EFTC CORPORATION
                          9351 GRANT STREET, SUITE 600
                                DENVER, CO 80229

       Proxy for Annual Meeting of Shareholders to be held on June 4, 1998

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Jack Calderon and Stuart W. Fuhlendorf, or either of them, with full power of substitution, as a proxy or proxies to represent the undersigned at the Annual Meeting of Shareholders to be held on June 4, 1998 or any adjournment thereof (the "Annual Meeting") and to vote thereat, as designated below, all the shares of common stock of EFTC Corporation held of record by the undersigned at the close of business on April 13, 1998, with all the power that the undersigned would possess if personally present, in accordance with the instructions noted hereon, as follows:

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE LISTED NOMINEES AND APPROVAL OF PROPOSAL 2 AND PROPOSAL 3. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS RECOMMENDATIONS.

 1. PROPOSAL TO ELECT THREE CLASS I DIRECTORS to serve until the 2001 annual meeting of shareholders, TO ELECT TWO CLASS II DIRECTORS to serve until the 1999 annual meeting of shareholders and TO ELECT ONE CLASS III DIRECTOR to serve until the 2000 annual meeting of shareholders. To withhold authority for any individual, strike through his name below.

            [  ]  For all nominees listed (except as marked to the contrary


            [  ]  WITHHOLD AUTHORITY to vote for all nominees listed


    Nominees:     CLASS I DIRECTORS:        Allen S. Braswell, Jr., James A. Doran and Richard L. Monfort
                  CLASS II DIRECTORS:       Charles E. Hewitson and Robert K. McNamara
                  CLASS III DIRECTOR:       Robert Monaco

 2. PROPOSAL TO RATIFY THE SELECTION OF KPMG Peat Marwick LLP as the independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 1998.

         [  ]  FOR                  [  ]  AGAINST                [  ]  ABSTAIN




   (CONTINUED ON REVERSE SIDE. PLEASE SIGN AND MAIL IN THE ENCLOSED ENVELOPE.)

3. PROPOSAL TO AMEND THE EQUITY INCENTIVE PLAN. Approval of an amendment to the Company's Equity Incentive Plan to increase the number of shares of the Company's Common Stock reserved for issuance thereunder from 1,995,000 to 4,495,000.

         [  ]  FOR                  [  ]  AGAINST                [  ]  ABSTAIN

     The shares represented by this proxy will be voted as directed by the shareholder. In his discretion, either named proxy may vote on such other business as may properly come before the Annual Meting for any adjournments or postponements thereof.

     This proxy revokes all prior proxies with respect to the Annual Meeting and may be revoked prior to exercise. Receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement and the Proxy Statement Supplement relating to the Annual Meeting is hereby acknowledged.

    TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATION, MERELY
                    SIGN BELOW; NO BOXES NEED TO BE CHECKED.

                                             Please mark, sign, date and return
                                             the proxy card promptly, using the
                                             enclosed envelope.

                                             Dated                        , 1998
                                                  ------------------------


                                             -----------------------------------
                                                          Signature


                                             -----------------------------------
                                                  Signature (if held jointly)


                                             -----------------------------------
                                                            Title

                                             Please sign exactly as name appears
                                             hereon. When interests are held by
                                             joint tenants, both should sign.
                                             When signing as an attorney, as
                                             executor, administrator, trustee or
                                             guardian, please give full title as
                                             such. If a corporation, please sign
                                             in name by President or other
                                             authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.